Exhibit 99.1

TRANSITION AGREEMENT

TRANSITION AGREEMENT (the “Agreement”) is executed August 3, 2025 (the “Effective Date”) by and among Vivakor Administration, LLC, a Texas limited liability company, and Vivakor, Inc., a Nevada corporation (hereinafter collectively referred to collectively as the “Company”) and Russ M. Shelton, an individual (hereinafter referred to as “Shelton”).

W I T N E S S E T H:

WHEREAS, Shelton currently serves as the Executive Vice President and Chief Operating Officer of the Company, pursuant to that certain Executive Employment Agreement dated October 1, 2024, by and among the Company, as Company, and Shelton, as Executive (the “Employment Agreement”);

WHEREAS, Shelton desires to resign his position and terminate his relationship with the Company, and the Company desires to accept Shelton’s resignation, as provided for herein, and mutually terminate their relationship.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confirmed, the parties hereby agree as follows:

1.	Resignation. Upon the Effective Date of this Agreement, Shelton hereby resigns all positions as officer and employee of the Company.

2.	Severance Payments. In full settlement and satisfaction of any amounts due Shelton for compensation from the Company, and as consideration for the continued consulting services of Shelton, Vivakor Administration, LLC shall pay Shelton the following sums on the following dates:

a.	$40,100.00 USD on Friday, August 8, 2025;

b.	$40,100.00 USD on Friday, August 22, 2025; and

c.	$40,100.00 USD on Friday, September 5, 2025

(collectively, the “Severance Payments”). In exchange for such payments, Shelton agrees to provide such information and services reasonably requested by the Company through September 5, 2025 to facilitate the transition of Shelton’s duties and responsibilities to other officers of the Company.

3.	Mutual Releases.

a.	In consideration for the Severance Payment and the benefits of this Agreement, the sufficiency of which Shelton hereby acknowledges, Shelton, and anyone who could have a legal right to assert any of Shelton’s claims against the Company on Shelton’s behalf, including but not limited to the Shelton’s heirs, executors, representatives, agents, insurers, administrators, successors, and assigns (collectively, the “Shelton Releasors”) irrevocably and unconditionally fully and forever waive, release, and discharge the Company, its subsidiaries, affiliates, predecessors, successors, and assigns, and all of their respective officers, directors, employees, trustees, members, shareholders, and partners, in their corporate and individual capacities (collectively, the “Shelton Releasees”) from any and all claims, demands, actions, causes of actions, obligations, judgments, rights, fees, damages, debts, obligations, liabilities, penalties, fines, fees, and expenses (inclusive of attorneys’ fees) of any kind whatsoever (collectively, “Shelton Claims”), known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with the transactions and occurrences between the parties to date, including Shelton’s employment with the Company under the Employment Agreement, including without limitation any claims under any federal, state, local, or foreign law, that Shelton Releasors may have, have ever had or may in the future have arising out of, or in any way related to Shelton’s hire, benefits, employment, termination, or separation from employment with the Company and any actual or alleged act, omission, transaction, practice, conduct, occurrence, or other matter, including, but not limited to:

i.	any claims under any local, state or federal constitution, statute, law, ordinance, bylaw, or regulation dealing with either employment, employment discrimination, retaliation, mass layoffs, plant closings, and/or employment benefits and/or those laws, statutes or regulations concerning discrimination on the basis of race, color, creed, religion, age, sex, sexual harassment, sexual orientation, national origin, ancestry, handicap or disability, veteran status or any military service or application for military service or any other category protected by law, including all claims under Title VII of the Civil Rights Act (42 U.S.C. § 2000e et seq.); the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.); the Rehabilitation Act (29 U.S.C. § 701 et seq.); the Equal Pay Act; the Age Discrimination in Employment Act (“ADEA”) (29 U.S.C. § 729, et seq.); the Employee Retirement Income Security Act (“ERISA”) (29 U.S.C. § 1001, et seq.); the Family and Medical Leave Act (29 U.S.C. § 2601, et seq.); the Fair Credit Reporting Act (15 U.S.C. § 1681 et seq.); the Worker Adjustment and Retraining Notification Act (29 U.S.C. § 2101 et seq.); all as may have been amended; and any federal, state or local law or regulation concerning securities, stock or stock options, including without limitation any claims that might be brought under the Sarbanes-Oxley Act or other federal or state whistleblower protection statutes;

ii.	any and all claims for compensation of any type whatsoever, including but not limited to claims for salary, wages, bonuses, commissions, incentive compensation, vacation, and severance that may be legally waived and released;

iii.	any and all claims arising under tort, contract, and quasi-contract law, including but not limited to claims of breach of an expressed or implied contract, tortious interference with contract or prospective business advantage, breach of the covenant of good faith and fair dealing, promissory estoppel, detrimental reliance, invasion of privacy, nonphysical injury, personal injury or sickness or any other harm, wrongful or retaliatory discharge, fraud, defamation, slander, libel, false imprisonment, and negligent or intentional infliction of emotional distress; and

iv.	any and all claims for monetary or equitable relief, including but not limited to attorneys’ fees, back pay, front pay, reinstatement, experts’ fees, medical fees or expenses, costs, and disbursements.

However, to the extent that the same may not legally be released or waived, this general release and waiver of Shelton Claims excludes, and Shelton does not waive, release, or discharge any claims which cannot be waived by law.

Shelton acknowledges and agrees that it is Shelton’s intention that this Agreement shall be effective as a full and final accord and satisfaction and settlement of, and as a bar to, each and every claim, demand, action, contract, covenant, cause of action, obligation, debt, controversy, promise, agreement, liability, cost, expense, and lien, as referred to and released above, that Shelton has or may have against the Shelton Releasees.

b.	In consideration for the benefits of this Agreement received from Shelton, the sufficiency of which the Company hereby acknowledges, the Company, and anyone who could have a legal right to assert any of the Company’s claims against Shelton on the Company’s behalf, including but not limited to the Shelton Releasees, irrevocably and unconditionally fully and forever waive, release, and discharge the Shelton Releasors from any and all claims, demands, actions, causes of actions, obligations, judgments, rights, fees, damages, debts, obligations, liabilities, and expenses (inclusive of attorneys’ fees) of any kind whatsoever, (collectively, “Company Claims”), known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with the transactions and occurrences between the parties to date, including Shelton’s employment with the Company under the Employment Agreement, including without limitation any claims under any federal, state, local, or foreign law, that Shelton Releasors may have, have ever had or may in the future have arising out of, or in any way related to Shelton’s hire, benefits, employment, termination, or separation from employment with the Company and any actual or alleged act, omission, transaction, practice, conduct, occurrence, or other matter, including, but not limited to:

i.	any claims under any local, state or federal constitution, statute, law, ordinance, bylaw, or regulation dealing with either employment, employment discrimination, retaliation, mass layoffs, plant closings, and/or employment benefits and/or those laws, statutes or regulations concerning discrimination on the basis of race, color, creed, religion, age, sex, sexual harassment, sexual orientation, national origin, ancestry, handicap or disability, veteran status or any military service or application for military service or any other category protected by law, including all claims under Title VII of the Civil Rights Act (42 U.S.C. § 2000e et seq.); the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.); the Rehabilitation Act (29 U.S.C. § 701 et seq.); the Equal Pay Act; the Age Discrimination in Employment Act (“ADEA”) (29 U.S.C. § 729, et seq.); the Employee Retirement Income Security Act (“ERISA”) (29 U.S.C. § 1001, et seq.); the Family and Medical Leave Act (29 U.S.C. § 2601, et seq.); the Fair Credit Reporting Act (15 U.S.C. § 1681 et seq.); the Worker Adjustment and Retraining Notification Act (29 U.S.C. § 2101 et seq.); all as may have been amended; and any federal, state or local law or regulation concerning securities, stock or stock options, including without limitation any claims that might be brought under the Sarbanes-Oxley Act or other federal or state whistleblower protection statutes;

ii.	any and all claims for compensation of any type whatsoever, including but not limited to claims for salary, wages, bonuses, commissions, incentive compensation, vacation, and severance that may be legally waived and released;

iii.	any and all claims arising under tort, contract, and quasi-contract law, including but not limited to claims of breach of an expressed or implied contract, tortious interference with contract or prospective business advantage, breach of the covenant of good faith and fair dealing, promissory estoppel, detrimental reliance, invasion of privacy, nonphysical injury, personal injury or sickness or any other harm, wrongful or retaliatory discharge, fraud, defamation, slander, libel, false imprisonment, and negligent or intentional infliction of emotional distress; and

iv.	any and all claims for monetary or equitable relief, including but not limited to attorneys’ fees, back pay, front pay, reinstatement, experts’ fees, medical fees or expenses, costs, and disbursements.

The Company acknowledges and agrees that it is the Company’s intention that this Agreement shall be effective as a full and final accord and satisfaction and settlement of, and as a bar to, each and every claim, demand, action, contract, covenant, cause of action, obligation, debt, controversy, promise, agreement, liability, cost, expense, and lien, as referred to and released above, that the Company has or may have against the Company Releasees.

4.	Mutual Covenant Not to Sue.

a.	Shelton covenants not to institute or maintain any judicial, administrative, arbitral, or other proceeding, dispute, suit, or action at law or equity against any Shelton Releasee, nor institute, prosecute or in any way aid in the institution or prosecution of any claim, demand, action, or cause of action for damages, costs, loss of services, expenses, penalties, fines, or compensation of any kind or character, resulting or to result, known or unknown, past, present, or future which are, were, might or could have been asserted against a Shelton Releasee prior to the date hereof, excluding however, the obligations of the Company pursuant to this Agreement;

b.	The Company, on behalf of itself and the Shelton Releasees, covenants not to institute or maintain any judicial, administrative, arbitral, or other proceeding, dispute, suit, or action at law or equity against any Company Releasee, nor institute, prosecute or in any way aid in the institution or prosecution of any claim, demand, action, or cause of action for damages, costs, loss of services, expenses, penalties, fines, or compensation of any kind or character, resulting or to result, known or unknown, past, present, or future which are, were, might or could have been asserted against a Shelton Releasor prior to the date hereof, excluding however, the obligations of Shelton pursuant to this Agreement.

5.	Representation. By signing this Agreement, Shelton hereby acknowledges and confirms that: (i) Shelton has read this Agreement in its entirety and understands all of its terms; (ii) by this Agreement, Shelton has been advised in writing of the right to consult with an attorney of Shelton’s choosing and has consulted with counsel to the extent Shelton believed was necessary before executing this Agreement; (iii) Shelton knowingly, freely, and voluntarily assents to all of the terms and conditions set out in this Agreement including, without limitation, the waiver, release, and covenants contained in it; (iv) Shelton is executing this Agreement, including the waiver and release, in exchange for good and valuable consideration in addition to anything of value to which Shelton is otherwise entitled; and (v) Shelton was given adequate time under all applicable laws to fully consider the terms of this Agreement.

6.	Notices. All notices and other communications given by any party hereto in connection herewith (a) must be in writing and (b) may be served only by (i) depositing the same in the United States mail, properly addressed, postage prepaid, registered or certified mail, and with return receipt requested, (ii) delivering the same in person; or (iii) by overnight package delivery, courier, or by facsimile. Any notice or other communication deposited in the mail in the manner provided herein shall be effective upon the earlier to occur of receipt by the addressee or the expiration of three (3) days after the date on which it is so deposited, and any notice or other communication delivered in person shall be effective when it is received by the addressee. For the purpose hereof, the addresses of the parties hereto shall be as follows:

Russ Shelton

15171 Wintergrass Road

Frisco, Texas 75035

Cell (945) 249-8621

Email rshelton.co@gmail.com

Vivakor Administration, LLC

5220 Spring Valley Rd., Ste. 500

Dallas, TX 75254

Email pknapp@vivakor.com

Any party hereto may change its address for the purposes hereof by giving written notice of such change of address to the other parties as specified herein.

7.	Section 409A. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (Section 409A), or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service, as a short-term deferral, or as a settlement payment pursuant to a bona fide legal dispute shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, any installment payments provided under this Agreement shall each be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by Shelton on account of non-compliance with Section 409A.

8.	Entire Agreement. This Agreement supersedes all prior negotiations, understandings and agreements between Shelton, on the one hand, and the Company, on the other hand, relating to the subject matters hereof, other than any other agreement signed contemporaneously herewith, including, without limitation, the Employment Agreement.

9.	Amendments. No alterations, modifications, amendments or changes in this Agreement shall be effective or binding on any party hereto, unless the same shall be in writing and executed by all of the parties hereto.

10.	Enforceability. This Agreement and all agreements and covenants made by the parties hereto under this Agreement shall inure to the benefit of, and be enforceable by and against, their respective heirs, successors, legal representatives and permitted assignees.

11.	Assignments. No party may assign this Agreement without the prior written consent of the other party.

12.	Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Texas. Any action or proceeding by either of the Parties to enforce this Agreement shall be brought exclusively in any state or federal court located in the state of Texas, County of Dallas. The Parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

13.	Severability. If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision as severed from this Agreement, and such declaration shall in no way affect the legality, validity and enforceability of the other provisions of this Agreement to which such declaration does not relate. In this event, this Agreement shall be construed as if it did not contain the particular provision held to be illegal, invalid or unenforceable, the rights and obligations of the parties hereto shall be construed and enforced accordingly, and this Agreement otherwise shall remain in full force and effect.

14.	Further Assurances. Shelton agrees to execute such further instruments and documents as shall be furnished to them as necessary to fully and completely effectuate the intent and purposes of this Agreement.

15.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16.	Captions. The captions contained herein are for the purpose of reference only and shall not affect in any way the meaning, interpretation or scope of this Agreement.

17.	Waivers. Any waiver by any party hereto of any breach or violation of any provision of this Agreement by any other party shall not operate or be construed as a waiver by such party of any subsequent breach or violation thereof.

18.	Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes, and all of which together shall constitute one and the same instrument.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, the parties hereunto set their hands and seals as of the Effective Date.

RUSS M. SHELTON

By:

VIVAKOR ADMINISTRATION, LLC

By:
Name:
Title:

VIVAKOR, INC.

By:
Name:
Title: